UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 24, 2012

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2012, EP Energy Corporation, EP Energy Holding Company and El Paso Brazil, L.L.C. (collectively, the “Sellers”), each a direct or indirect wholly-owned subsidiary of El Paso Corporation (“El Paso”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with EPE Acquisition, LLC, a limited liability company affiliated with Apollo Global Management. L.L.C., Riverstone Holdings LLC, Access Industries, Inc. and other investors (collectively, the “Purchaser”), to sell all of El Paso’s exploration and production assets through the sale of the equity interests (the “EP Energy Sale”) of EP Energy, LLC, El Paso E&P S. Alamein Cayman Company, UnoPaso Exploracao e Producao de Petroleo e Gas Ltda., El Paso Oleo e Gas do Brasil Ldta. and El Paso Brazil Holdings Company (collectively, the “Companies”).

Under the terms of the Purchase and Sale Agreement, the Purchaser shall pay Sellers approximately $7.15 billion payable in cash or other immediately available funds, subject to adjustments for certain items such as cash contributions or distributions, incurrence of indebtedness and title defects. The sale of El Paso’s exploration and production assets is contemplated by the Agreement and Plan of Merger (the “Kinder Morgan Merger Agreement”), dated as of October 16, 2011, by and among El Paso and Kinder Morgan, Inc. (“Kinder Morgan”) and certain of their respective subsidiaries. The closing of the EP Energy Sale is conditioned upon the closing of the transactions contemplated by the Kinder Morgan Merger Agreement. Both transactions are expected to be completed in the second quarter of 2012.

The Purchase and Sale Agreement contains customary representations, warranties, covenants and indemnifications relating to the assets and operations of the Companies and the Sellers’ ownership thereof. Consummation of the EP Energy Sale is subject to customary closing conditions, including clearance under the antitrust laws of the United States. There can be no assurance that these closing conditions will be satisfied. The Purchase and Sale Agreement also provides under certain circumstances for the payment of a termination fee by Kinder Morgan of $400 million. Pursuant to the Kinder Morgan Merger Agreement, Kinder Morgan is required to indemnify El Paso and its subsidiaries from any and all costs incurred by El Paso or its subsidiaries arising from or relating to the EP Energy Sale.

El Paso has entered into a guarantee in favor of the Purchaser whereby El Paso absolutely, irrevocably and unconditionally guarantees to the Purchaser the full payment and performance of the Sellers’ obligations under the Purchase and Sale Agreement and the transactions contemplated thereby.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

Kinder Morgan has filed with the SEC a Registration Statement on Form S-4 in connection with the proposed transaction contemplated by the Kinder Morgan Merger Agreement including a definitive Information Statement/Prospectus of Kinder Morgan and a definitive Proxy Statement of El Paso. The Registration Statement was declared effective by the SEC on January 30, 2012. Kinder Morgan and El Paso mailed the definitive Information Statement/Prospectus of Kinder Morgan and definitive Proxy Statement of El Paso on or about January 31, 2012. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY KINDER MORGAN OR El Paso BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Kinder Morgan and El Paso through the web site maintained by the SEC at www.sec.gov or by phone, e-mail or written request by contacting the investor relations department of Kinder Morgan or El Paso at the following:

	Kinder Morgan, Inc.	El Paso Corporation
Address:	500 Dallas Street, Suite 1000	1001 Louisiana Street
	Houston, Texas 77002	Houston, Texas 77002
	Attention: Investor Relations	Attention: Investor Relations
Phone:	(713) 369-9490	(713) 420-5855
Email:	kmp_ir@kindermorgan.com	investorrelations@elpaso.com

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

Kinder Morgan and El Paso, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Kinder Morgan Merger Agreement. Information regarding Kinder Morgan’s directors and executive officers is contained in the Information Statement/Proxy Statement/Prospectus and Kinder Morgan’s Form 10-K for the year ended December 31, 2011, which have been filed with the SEC. Information regarding El Paso’s directors and executive officers is contained in El Paso’s Form 10-K for the year ended December 31, 2010, and its proxy statement dated March 29, 2011, which are filed with the SEC. A more complete description is available in the Registration Statement and the Information Statement/Proxy Statement/Prospectus.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Kinder Morgan and El Paso, the expected timetable for completing the proposed transactions, future financial and operating results, benefits and synergies of the proposed transactions, future opportunities for the combined company, the expected timetable for completing the sale of El Paso’s exploration and production assets, the possible drop-down of assets and any other statements about Kinder Morgan or El Paso managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the EP Energy Sale and the proposed transaction contemplated by the Kinder Morgan Merger Agreement; the ability to obtain the requisite regulatory, shareholder approvals and the satisfaction of other conditions to consummation of the transaction; the possibility that financing might not be available on the terms agreed to; the ability to consummate contemplated asset sales; the ability of Kinder Morgan to successfully integrate El Paso’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital and credit markets conditions; inflation rates; interest rates; the political and economic stability of oil producing nations; energy markets, including changes in the price of certain commodities; weather conditions; environmental conditions; business and regulatory or legal decisions; the pace of deregulation of retail natural gas and electricity and certain agricultural products; the timing and success of business development efforts; terrorism; and the other factors described in Kinder Morgan’s Annual Report on Form 10-K for the year ended December 31, 2011 and El Paso’s Annual Report on Form 10-K for the year ended December 31, 2010, and El Paso’s most recent quarterly report filed with the SEC. Kinder Morgan and El Paso disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ Robert W. Baker
Robert W. Baker
Executive Vice President and General Counsel

Dated: February 24, 2012

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